Exhibit 10.1

AMENDMENT NO. 3, dated as of April 30, 2015 (this “Amendment”), to the Revolving Credit Agreement, dated as of April 30, 2013, as amended by Amendment No. 1, dated as of July 22, 2013, and as amended by Amendment No. 2, dated as of June 30, 2014 (as so amended, the “Credit Agreement”), among AIR PRODUCTS AND CHEMICALS, INC. (the “Parent”), the Other Borrowers parties thereto from time to time, the Lenders parties thereto from time to time, THE ROYAL BANK OF SCOTLAND PLC, not in its individual capacity but solely as the resigning Administrative Agent for the Lenders thereunder (“RBS”), and HSBC BANK USA, N.A., not in its individual capacity but solely as the successor Administrative Agent for the Lenders thereunder (“HSBC”) and as a Lender.

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make loans to the Parent and certain of its Subsidiaries.

WHEREAS, immediately prior to the Amendment Effective Date (as defined below), RBS shall have assigned its rights and obligations as a Lender and as an Issuer to Mizuho Bank, Ltd. (“Mizuho”) and Mizuho shall have accepted the same pursuant to Section 12.14 of the Credit Agreement (the “RBS Assignment”).

WHEREAS, the parties hereto desire to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms used but not defined in this Amendment have the meanings assigned thereto in the Credit Agreement.

SECTION 2. Resignation of Administrative Agent.

(a) Effective as of the Amendment Effective Date, RBS hereby resigns as Administrative Agent under the Credit Agreement. Upon the effectiveness of such resignation, RBS shall be discharged from its duties under the Credit Agreement and the other Loan Documents, but the provisions of the Credit Agreement, including, without limitation, the indemnification provisions therein, shall inure to its benefit as to any actions taken or omitted by it while it was the Administrative Agent under the Credit Agreement. On or before the Amendment Effective Date, RBS shall transfer to HSBC all records and documents necessary or appropriate in connection with the performance of the duties of the successor Administrative Agent. RBS, for the purpose of more fully and certainly vesting in and confirming to HSBC, as successor Administrative Agent, the rights, powers, duties and obligations which RBS now holds under and by virtue of the Credit Agreement and the other Loan Documents, hereby agrees, upon reasonable request of HSBC, as successor Administrative Agent, to execute, acknowledge and deliver such further instruments of conveyance and further assurances and to do such other acts as may reasonably be required for more fully and certainly vesting in and confirming to HSBC, as successor Administrative Agent, such rights, powers, duties and obligations

SECTION 3. Appointment of Successor Administrative Agent.

(a) HSBC is hereby appointed as the successor Administrative Agent under the Credit Agreement pursuant to Section 11.10 of the Credit Agreement. HSBC accepts such appointment and agrees as of the Amendment Effective Date and immediately upon the effectiveness of the resignation of RBS as Administrative Agent that HSBC shall be the Administrative Agent under the Credit Agreement.

(b) In no event shall HSBC, as successor Administrative Agent, be liable for the acts or omissions of RBS as Administrative Agent or any other predecessor Administrative Agent. In no event shall RBS, as predecessor Administrative Agent, be liable for the acts or omissions of HSBC as Administrative Agent or any other successor Administrative Agent.

(c) This Amendment shall not constitute an assumption by HSBC of any liability of RBS, if any, arising out of a breach by RBS, if any, prior to its resignation of its duties under the Credit Agreement and the other Loan Documents. This Amendment shall not constitute an assumption by RBS of any liability of HSBC, if any, arising out of a breach by HSBC, if any, after its assumption of its duties under the Credit Agreement and the other Loan Documents.

(d) As of the date hereof, the only Loan Documents known to HSBC are (i) the Revolving Credit Agreement, dated as of April 30, 2013, (ii) Amendment No. 1 to the Credit Agreement, dated as of July 22, 2013, (iii) a Notice of Increase in Total Revolving Credit Commitment, dated as of June 19, 2014, (iv) Amendment No. 2 to the Credit Agreement, dated as of June 30, 2014 and (v) the schedules and exhibits attached to the foregoing, in each case in the form posted on the Platform. In no event shall HSBC as successor Administrative Agent be deemed to have knowledge of any other documentation or information related to the credit facility (including, without limitation, related to any Borrower) unless and until it shall, after the date hereof, receive actual knowledge of additional documentation or information that may hereafter arise or be delivered to it as successor Administrative Agent. For the avoidance of doubt, all exculpation and indemnifications provisions in the Credit Agreement shall be construed to take into effect this limitation on knowledge.

SECTION 4. Amendment of the Credit Agreement. Effective as of the Amendment Effective Date:

(a) The cover page and the recitals to the Credit Agreement are hereby amended by deleting the reference to “$2,500,000,000” in each instance and substituting in lieu thereof in each instance “$2,405,000,000”.

(b) The cover page and the preamble to the Credit Agreement are hereby amended by deleting the reference to “The Royal Bank of Scotland plc” in each instance and substituting in lieu thereof in each instance “HSBC Bank USA, N.A.”

(c) The cover page to the Credit Agreement is hereby amended (i) by deleting the reference to “RBS Securities Inc.” as a Joint Lead Arranger and Book Runner and substituting in lieu thereof “Mizuho Bank, Ltd.” and (ii) by deleting the reference to “HSBC Bank USA, N.A.” as a Co-Syndication Agent and substituting in lieu thereof “Mizuho Bank, Ltd.”

(d) Each of the definitions of “Administrative Agent,” “Euro-Rate,” “Issuer,” “LIBO-Rate” and “Prime Rate” now appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Administrative Agent” shall mean HSBC in its capacity as Administrative Agent and any successor Administrative Agent hereunder appointed in accordance with Section 11.10.

“Euro-Rate” shall mean, for any day for each Funding Segment of the Euro-Rate Portion corresponding to a proposed or existing Euro-Rate Funding Period, the applicable ICE Benchmark Administration Interest Settlement Rate (or any other Person that takes over the administration of such rate, including NYSE EuroNext) for deposits in the applicable Designated Currency appearing on an internationally recognized service selected by the Administrative Agent, such as Reuters, for such Designated Currency at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Euro-Rate Funding Period, and having a maturity equal to such Euro-Rate Funding Period, provided that, if no such service for such Designated Currency is available to the Administrative Agent for any reason, the applicable Euro-Rate for the relevant Euro-Rate Funding Period shall instead be the Reference Bank Rate at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Euro-Rate Funding Period.

“Issuer” shall mean each of HSBC Bank USA, N.A., Mizuho Bank, Ltd. and BNP Paribas and any replacement issuer of Letters of Credit named hereunder pursuant to Section 2.10(h). With respect to any Letter of Credit or requested Letter of Credit or any amounts payable relating thereto, “Issuer” means the issuer thereof. An Issuer may, in its discretion, arrange for one or more Letters of Credit to be issued by its Affiliates (so long as the applicable Affiliate has been approved by the Parent, which approval will not be unreasonably withheld), in which case the term “Issuer” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“LIBO-Rate” shall mean, with respect to each LIBOR-based Loan, the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other Person that takes over administration of such rate) appearing on Reuters “LIBOR 01” screen (or on any successor or substitute page of such Reuters screen providing rate quotations comparable to those currently provided on such page of such Reuters screen, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates for deposits in the relevant currency in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the making of such Loan, as the rate for the offering of the relevant currency deposits with a maturity comparable to the Interest Period of such LIBOR-based Loan, provided that, if no such service is available to the Administrative Agent for any reason, the applicable LIBO-Rate for the relevant currency shall instead be the Reference Bank Rate at approximately 11:00 a.m. (London time) two Business Days prior to the day such Loan is to be made for delivery. Notwithstanding the foregoing, in no event shall the LIBO-Rate be less than zero.

“Prime Rate” shall mean the rate of interest per annum publicly announced from time to time by HSBC as its prime rate in effect at its office located at 452 Fifth Avenue, New York, New York; each change in the Prime Rate shall be effective from and including the date such change is publicly announced.

“Reference Banks” shall mean three or more Lenders selected by the Administrative Agent with the consent of Parent (whose consent shall not be required if an Event of Default shall have then occurred and be continuing). . In no event shall the Administrative Agent (or the Parent, if applicable) incur any liability related to the selection of Reference Banks (including, without limitation, in the event that any or all of the Reference Banks are unable or unwilling to provide a Reference Bank Rate).

“Reference Bank Rate” shall mean the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Administrative Agent at its request by the Reference Banks as the rate at which the relevant Reference Bank could borrow funds in the London interbank market in the relevant currency and for the relevant Interest Period, were it to do so by asking for and then accepting interbank offers for deposits in reasonable market size in that currency and for that Interest Period, provided that, if any of the Reference Banks fail to provide a rate to the Administrative Agent, the Reference Bank Rate will be determined based on the rates provided by those Reference Banks that do supply a rate.

(e) Section 1.01 of the Credit Agreement is hereby amended by inserting at the end of the definition of “Federal Funds Effective Rate” the following new sentence:

“Notwithstanding the foregoing, in no event shall the Federal Funds Effective Rate be less than zero.”

(f) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical order:

“HSBC” shall mean HSBC Bank USA, N.A.

(g) Section 11.01 of the Credit Agreement is hereby amended by deleting the word “RBS” in each instance and substituting in lieu thereof in each instance the word “HSBC”.

(h) For purposes of consistency, the Credit Agreement is hereby amended by deleting the words “Issuing Bank” in each instance and substituting in lieu thereof in each instance the word “Issuer”.

(i) Schedule III to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Schedule III to this Amendment.

(j) Schedule IV to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Schedule IV to this Amendment.

(k) The address for any notice or other communication to the Administrative Agent under the Credit Agreement shall be as follows:

Address for Notices:

HSBC Bank USA, N.A.

452 Fifth Avenue – 8E6

New York, NY 10018

Attention: Lillian Cortes, Administrator

Email: ctlany.loanagency@us.hsbc.com

Telephone: +1-212-525-7293

Facsimile: +1-917-229-6659

SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Parent, hereby represents and warrants to each of the resigning and successor Administrative Agent and the Lenders that at the time of and immediately after giving effect to this Amendment on the Amendment Effective Date:

(a) Each of the representations and warranties made by the Parent in Sections 5.03, 5.04, 5.05 and 5.07 of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date, both immediately before and immediately after giving effect to this Amendment.

(b) No Event of Default and no Potential Event of Default has occurred and is continuing on and as of the Amendment Effective Date, both immediately before and immediately after giving effect to this Amendment.

SECTION 6. Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which:

(a) The RBS Assignment shall have (i) been duly executed and delivered by RBS, Mizuho and each Issuer and (ii) become effective.

(b) The Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of each Borrower, the Required Lenders and the successor Administrative Agent.

(c) The representations and warranties in Section 5 of this Amendment shall be true and correct.

(d) The Parent shall have paid all fees and expenses required to be paid by it on or before the Amendment Effective Date in connection with this Amendment.

SECTION 7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 9. Fee Letter. By signing this Amendment, the parties to the Fee Letter agree to the modifications thereto set forth in this Section 9. The next annual payment of the Administration Fee (as defined in the Fee Letter) and each subsequent annual payment thereof shall be payable to HSBC as Administrative Agent rather than to RBS as Administrative Agent. The first full paragraph on the second page of the Fee Letter is hereby amended by deleting the words “Lead Lenders” and “Issuing Bank” and substituting in lieu thereof the word “Issuers” and “Issuer”, respectively. Mizuho Bank, Ltd. hereby replaces RBS as a party thereto. All references to the “Fee Letter” in the Credit Agreement shall refer to the Fee Letter as amended hereby.

SECTION 10. Notices. All notices hereunder shall be given in accordance with the provisions of Section 12.05 of the Credit Agreement.

SECTION 11. Direction to Administrative Agent. The Parent and the Lenders consent to the appointment of HSBC as the successor Administrative Agent. The Lenders authorize, instruct and direct HSBC, as successor Administrative Agent, to execute this Amendment and to take such further actions as may be necessary to give effect to the transactions contemplated hereby.

SECTION 12. Governing Law; Submission to Jurisdiction: Waiver of Jury Trial.

(a) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES.

(b) Certain Waivers. EACH BORROWER, EACH LENDER, EACH ISSUER AND THE ADMINISTRATIVE AGENT WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AMENDMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH (COLLECTIVELY, “RELATED LITIGATION”). IN ADDITION, EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(i) AGREES THAT ANY RELATED LITIGATION BY ANY ISSUER OR LENDER OR THE ADMINISTRATIVE AGENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN NEW YORK COUNTY, NEW YORK, AND SUBMITS TO THE JURISDICTION OF SUCH COURTS (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY ISSUER, LENDER OR BORROWER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM);

(ii) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY SUCH RELATED LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND WAIVES ANY RIGHT TO OBJECT, WITH RESPECT TO ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH BORROWER; AND

(iii) CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY RELATED LITIGATION BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO SUCH BORROWER AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 10 HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

AIR PRODUCTS AND CHEMICALS, INC.,

by	/s/ Gregory E. Weigard
Name: Gregory E. Weigard
Title: Corporate Treasurer

THE ROYAL BANK OF SCOTLAND PLC, as the Resigning Administrative Agent,

by	/s/ William McGinty
Name: William McGinty
Title: Director

And for purposes of Section 9 only:

RBS SECURITIES INC.

by	/s/ Michael F. Newcomb II
Name: Michael F. Newcomb II
Title: Managing Director

HSBC BANK USA, N.A., as the Successor Administrative Agent

by	/s/ Joseph A. Lioret
Name: Joseph A. Lioret
Title: Vice President

HSBC BANK USA, N.A., as a Lender

by	/s/ David A. Mandell
Name: David A. Mandell
Title: Managing Director

And for purposes of Section 9 only:

HSBC SECURITIES (USA), INC.

by	/s/ Michael Bieber
Name: Michael Bieber
Title: Managing Director

CO-SYNDICATION AGENTS

BNP PARIBAS,
As a Lender and as Co-Syndication Agent

by	/s/ Nanette Baudon
Name: Nanette Baudon
Title: Director

by	/s/ Ade Adedeji
Name: Ade Adedeji
Title: Vice President

And for purposes of Section 9 only:

BNP PARIBAS SECURITIES CORP.

by	/s/ Albert Arencibia
Name: Albert Arencibia
Title: Vice President

by	/s/ Ade Adedeji
Name: Ade Adedeji
Title: Vice President

MIZUHO BANK, LTD.,
As a Lender and as Co-Syndication Agent and an Issuer

by	/s/ Donna Demagistris
Name: Donna Demagistris
Title: Authorized Signatory

SIGNATURE PAGE TO THE AIR PRODUCTS AND CHEMICALS, INC. AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE

Name Of Lender:

BANK OF AMERICA, N.A.

by	/s/ Christopher Dibiase
Name: Christopher DiBiase
Title: Director

SIGNATURE PAGE TO THE AIR PRODUCTS AND CHEMICALS, INC. AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE

Name Of Lender:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,

by	/s/ Mustafa Khan
Name: Mustafa Khan
Title: Director

SIGNATURE PAGE TO THE AIR PRODUCTS AND CHEMICALS, INC. AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE

Name Of Lender:

BARCLAYS BANK PLC.

by	/s/ Vanessa Kurbatskiy
Name: Vanessa Kurbatskiy
Title: Vice President

SIGNATURE PAGE TO THE
AIR PRODUCTS AND CHEMICALS, INC.
AMENDMENT DATED
AS OF THE DATE FIRST WRITTEN ABOVE

Name Of Lender:

DEUTSCHE BANK AG NEW YORK BRANCH

by	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

by	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

SIGNATURE PAGE TO THE
AIR PRODUCTS AND CHEMICALS, INC.
AMENDMENT DATED
AS OF THE DATE FIRST WRITTEN ABOVE

Name Of Lender:

INTESA SANPAOLO S.P.A. – NEW YORK BRANCH

by	/s/ John J. Michalisin
Name: John J. Michalisin
Title: First Vice President

by	/s/ Francesco Di Mario
Name: Francesco Di Mario
Title: F.V.P. & Head of Credit

SIGNATURE PAGE TO THE
AIR PRODUCTS AND CHEMICALS, INC.
AMENDMENT DATED
AS OF THE DATE FIRST WRITTEN ABOVE

Name Of Lender:

JPMORGAN CHASE BANK, N.A.

by	/s/ Peter Predun
Name: Peter Predun
Title: Executive Director

SIGNATURE PAGE TO THE AIR PRODUCTS AND CHEMICALS, INC. AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE

Name Of Lender:

WELLS FARGO BANK, N.A.

by	/s/ Michael J. Gigler
Name: Michael J. Gigler
Title: Senior Vice President

SIGNATURE PAGE TO THE AIR PRODUCTS AND CHEMICALS, INC. AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE

Name Of Lender:

THE BANK OF NOVA SCOTIA

by	/s/ Michelle C. Phillips
Name: Michelle C. Phillips
Title: Director & Execution Head

SIGNATURE PAGE TO THE
AIR PRODUCTS AND CHEMICALS, INC.
AMENDMENT DATED
AS OF THE DATE FIRST WRITTEN ABOVE

Name Of Lender:

MORGAN STANLEY BANK, N.A.

by	/s/ Dmitriy Barskiy
Name: Dmitriy Barskiy
Title: Authorized Signatory

SIGNATURE PAGE TO THE AIR PRODUCTS AND CHEMICALS, INC. AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE

Name Of Lender:

SANTANDER BANK, N.A.

by	/s/ William Maag
Name: William Maag
Title: Managing Director

SIGNATURE PAGE TO THE
AIR PRODUCTS AND CHEMICALS, INC.
AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE

Name Of Lender:

SUMITOMO MITSUI BANKING CORPORATION:

by	/s/ James D. Weinsteun
Name: James D. Weinstein
Title: Managing Director

SIGNATURE PAGE TO THE
AIR PRODUCTS AND CHEMICALS, INC.
AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE

Name Of Lender:

BANCO BILBAO VIZCAYA ARGENTARIA,
S.A. NEW YORK BRANCH

by	/s/ Veronica Incera
Name: Veronica Incera
Title: Managing Director

by	/s/ Luca Sacchi
Name: Luca Sacchi
Title: Managing Director

SCHEDULE III

ADMINISTRATIVE AGENT’S OFFICE

HSBC Bank USA, N.A.

452 Fifth Avenue – 8E6

New York, NY 10018

Attention: Lillian Cortes, Administrator

Email: ctlany.loanagency@us.hsbc.com

Telephone: +1-212-525-7293

Facsimile: +1-917-229-6659

*	or such other address and/or contact information as may be designated by the Administrative Agent with respect to any Designated Currency. In case of any such designation, the times specified in this Agreement shall, where relevant, be adjusted to the appropriate local times.

SCHEDULE IV

REVOLVING CREDIT COMMITTED AMOUNTS

HSBC Bank USA, N.A.	$200,000,000

Mizuho Bank, Ltd.	$200,000,000

BNP Paribas	$200,000,000

Bank of America, N.A.	$190,000,000

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch	$190,000,000

Barclays Bank PLC	$190,000,000

Deutsche Bank AG, New York Branch	$190,000,000

Intesa SanPaolo S.p.A. New York Branch	$190,000,000

JPMorgan Chase Bank N.A.	$190,000,000

Wells Fargo Bank, N.A.	$190,000,000

The Bank of Nova Scotia	$95,000,000

Morgan Stanley Bank, N.A.	$95,000,000

Santander Bank, N.A. (formerly known as Sovereign Bank, N.A.)	$95,000,000

Sumitomo Mitsui Banking Corporation	$95,000,000

Banco Bilbao Vizcaya Argentaria, S.A. (BBVA)	$95,000,000

TOTAL	$2,405,000,000